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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2008

CHINA OPPORTUNITY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52355	20-5331360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tice Blvd., Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201-930-9202

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Upon consummation of China Opportunity Acquisition Corp.’s initial public offering, the funds held in the trust account were deposited with Merrill Lynch & Co., Inc. Such funds have been continuously held by Merrill Lynch & Co., Inc. and are currently invested in an institutional tax-exempt fund managed by BlackRock Investment Advisors. These funds are insured by the U.S. Treasury Department as of September 19, 2008 for three months. It is unknown at this time if the insurance will be extended. The yield on this fund is currently 4% compared to less than 0.5% for treasuries.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2008	CHINA OPPORTUNITY ACQUISITION CORP.

	By:	/s/ Harry Edelson
Harry Edelson
Chief Executive Officer